Exhibit 10.1

CONSENT AND SECOND AMENDMENT TO THE THIRD AMENDED AND RESTATED LIMITED LIABILITY COMPANY AGREEMENT OF CHEVRON PHILLIPS CHEMICAL COMPANY LLC

This Consent and Second Amendment to the Third Amended and Restated Limited Liability Company Agreement of Chevron Phillips Chemical Company LLC (this “Amendment”), effective as of June 1, 2018, is entered into by and among Chevron U.S.A. Inc., a Pennsylvania corporation (the “Class C Member”), Phillips 66 Company, a Delaware corporation (“P66Co”), and WesTTex 66 Pipeline Company, a Delaware corporation (“WesTTex 66”; P66Co and WesTTex 66 are collectively, the “Class P Members”; the Class P Members and the Class C Member are collectively, the “Members”). Any capitalized terms used but not defined herein shall have the same meanings set forth in the Third Amended and Restated Limited Liability Company Agreement of Chevron Phillips Chemical Company LLC (as amended, the “LLC Agreement”).

RECITALS

WHEREAS, the Class P Members and the Class C Member collectively own one hundred percent of the Membership Interests of Chevron Phillips Chemical Company LLC, a Delaware limited liability company (the “Company”);

WHEREAS, WesTTex66, currently holder of a 2.06% Membership Interest in the Company, desires to distribute its Membership Interest in the Company to P66Co (the “Transfer”);

WHEREAS, the Members of the Company desire to (a) consent to the Transfer; (b) waive any and all provisions of the LLC Agreement restricting the Transfer or requiring additional actions be taken with respect to the Transfer; and (c) amend Schedules 1 through 3 of the LLC Agreement to reflect the effects of the Transfer.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

I.    CONSENT TO TRANSFER

1.1    The Members of the Company hereby consent to and approve the Transfer.
1.2    The Members of the Company hereby waive any and all provisions of the LLC Agreement restricting the Transfer or otherwise requiring additional actions be taken with respect to the Transfer, including, without limitation, (a) Section 10.2 of the LLC Agreement requiring a joint determination by the chief executive officer and chief financial officer of the Company that the Transfer is in compliance with Section 10.7 of the LLC Agreement and (b) Section 10.3 of the LLC Agreement requiring P66Co to agree to be bound by the LLC Agreement and to be admitted as a Substitute Member.

II.    AMENDMENTS TO THE LLC AGREEMENT
2.1    Schedule 1 of the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit 1 attached hereto.
2.2    Schedule 2 of the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit 2 attached hereto.
2.3    Schedule 3 of the LLC Agreement is hereby amended and restated in its entirety as set forth on Exhibit 3 attached hereto.
III.    MISCELLANEOUS
3.1    Full Force and Effect. Except as amended by this Amendment, the LLC Agreement continues in full force and effect, and the parties hereto hereby ratify and confirm the LLC Agreement, as amended hereby. All references to the “Agreement,” “herein,” “hereof,” “hereunder” or words of similar import in the LLC Agreement shall be deemed to mean the LLC Agreement as amended by this Amendment.
3.2    Counterparts. This Amendment may be executed in two or more counterparts, including through electronically exchanged signature pages (e.g., emailed PDFs or facsimile transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument, and shall become effective when there exists copies hereof which, when taken together, bear the authorized signatures of each of the parties hereto. Only one such counterpart signed by the party against whom enforceability is sought need to be produced to evidence the existence of this Amendment.
3.3    Third Parties. Nothing in this Amendment, express or implied, is intended to confer upon any party, other than the parties hereto, and their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Amendment.
3.4    Governing Law; Jurisdiction and Forum; Waiver of Jury Trial.
3.4.1    This Amendment shall be governed by and construed under the substantive laws of the State of Delaware, without regard to Delaware choice of law provisions.
3.4.2    Each party hereto irrevocably submits to the jurisdiction of any Delaware state court or any federal court sitting in the State of Delaware in any action arising out of or relating to this Amendment, and hereby irrevocably agrees that all claims in respect of such action may be heard and determined in such Delaware state or federal court. Each party hereto hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding. The parties hereto further agree, to the extent permitted by law, that final and unappealable judgment against any of them in any action or proceeding contemplated above shall be conclusive and may be enforced in any other jurisdiction within or outside the United States by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and amount of such judgment.

3.4.3    To the extent that any party hereto has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, each party hereto hereby irrevocably waives such immunity in respect of its obligations with respect to this Amendment.
3.4.4    Each party hereto waives, to the fullest extent permitted by applicable laws, any right it may have to a trial by jury in respect of any action, suit or proceeding arising out of or relating to this Amendment. Each party hereto certifies that it has been induced to enter into this Amendment by, among other things, the mutual waivers and certifications set forth above in this Section 3.4.
3.5    Titles and Subtitles; Forms of Pronouns; Construction and Definitions. The titles of the sections and paragraphs of this Amendment are for convenience only and are not to be considered in construing this Amendment. All pronouns used in this Amendment shall be deemed to include masculine, feminine and neuter forms, the singular number includes the plural and the plural number includes the singular. Unless otherwise specified, references to Sections or Articles are to the Sections or Articles in this Amendment. Unless the context otherwise requires, the term “including” shall mean “including, without limitation”.
3.6    Severability. If one or more provisions of this Amendment are held by a proper court to be unenforceable under applicable law, portions of such provisions, or such provisions in their entirety, to the extent necessary and permitted by law, shall be severed herefrom, and the balance of this Amendment shall be enforceable in accordance with its terms.
3.7    Further Action. The parties shall execute and deliver all documents, provide all information, and take or refrain from taking such actions as may be necessary or appropriate to give full effect to the provisions of this Amendment and the transactions contemplated hereby.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

CHEVRON U.S.A. INC.

By: /s/ John J. Kuehn___________
Name: John J. Kuehn
Its: Vice President

PHILLIPS 66 COMPANY

By: /s/ John D. Zuklic___________
Name: John D. Zuklic
Its: Vice President and Treasurer

WESTTEX 66 PIPELINE COMPANY

By: /s/ John D. Zuklic___________
Name: John D. Zuklic
Its: Vice President and Treasurer

Signature Page to Consent and Second Amendment to
Third Amended and Restated LLC Agreement

EXHIBIT 1 TO CONSENT AND SECOND AMENDMENT

SCHEDULE 1

NAMES AND ADDRESSES OF MEMBERS

Chevron U.S.A. Inc.
6001 Bollinger Canyon Road
San Ramon, CA 94583-2324
Phillips 66 Company
2331 CityWest Blvd.
Houston, TX 77042

Exhibit 1

EXHIBIT 2 TO CONSENT AND SECOND AMENDMENT

SCHEDULE 2

NAMES, CLASS OF MEMBERSHIP INTEREST, AND
PERCENTAGE INTERESTS OF MEMBERS

NAME OF MEMBER	CLASS OF MEMBERSHIP INTEREST	PERCENTAGE INTEREST

Chevron U.S.A. Inc.
6001 Bollinger Canyon Road
San Ramon, CA 94583-2324	C	50%

Phillips 66 Company
2331 CityWest Blvd.
Houston, TX 77042	P	50%

TOTAL ALL MEMBERS		100%

Exhibit 2

EXHIBIT 3 TO CONSENT AND SECOND AMENDMENT

SCHEDULE 3

REIMBURSABLE CAPITAL EXPENDITURES

NAME OF MEMBERS	REIMBURSABLE CAPITAL EXPENDITURE
Chevron U.S.A. Inc.	$310 Million
Phillips 66 Company	$253.2 Million

Exhibit 3